UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) August 30, 2000


                              BuckTV.com, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada               0-25909        86-0931332
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)

    5085 Lift Drive, Suite 201, Colorado Springs, CO      80919
    -------------------------------------------------   ----------
          (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code: (323) 274-1015
                                                      --------------

Item 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable.

Item 2.  ACQUISTION OR DISPOSITON OF ASSETS.

Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

Item 5.  OTHER MATERIALLY IMPORTANT EVENTS.

The Board of Directors of BuckTV.com, Inc., formerly Oleramma, Inc. approved the acquisition of certain assets owned by MyFreeBingoGame.com, Inc., a Nevada Corporation, for 2,500,000 restricted common shares of its 144 stock. The assets acquired by the company include:

1. The name BuckTV.com, Inc., which is owned by MyFreeBingoGame.com, and formerly called BuckTV.com, Inc., changed its name to accommodate the transfer of this name.

2. The website of BuckTV.com, Inc., which is an asset of MyFreeBingoGame.com is to be transferred to the Company per the Asset Purchase Agreement. (See Exhibit "A")

3. The marketing concept of live, real time internet auctions is be transferred to the Company per the Asset Purchase Agreement. (See Exhibit "A")

The 2,500,000 restricted common shares of BuckTV.com, Inc. are to be transferred to the existing shareholders of MyFreeBingoGame.com on a pro rata basis for a transfer of assets from MyFreeBingoGame.com, Inc., to BuckTV.com, Inc. upon the completion and dissemination of the MyFreeBingoGame.com audited financials. (See MyFreeBingoGame.com, Inc., audited Financial Statements submitted in this Current Report.)

The two of the Directors of BuckTV.com, Inc. are major shareholders in MyFreeBingoGame.com, Inc. The following table indicates their current holdings in the Company's stock, and their additional pro rata holdings as shareholders following the acquisition of the Company's assets.

                                                    No. of Shares
                                No. of              Held After Asset
                 Class of       Shares      % of    Purchases from       % of
Name             Shares         Now Held    Total   MyFreeBrigoGame.com  Total
-----------------------------------------------------------------------------
Larry Hunter    Common Shares   2,950,000    32.4%  3,426,190            29.5%

Bry Behrmann    Common Share    2,950,000    32.4%  3,290,136            28.3%


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS.

Exhibit "A" Asset Purchase Agreement
Exhibit "B" Letter of Intent

Financials follow:


                          MyFreeBingoGame.com, Inc.
                       (A DEVELOPMENT STAGE COMPANY)

                            FINANCIAL STATEMENTS
                               June 30, 2000


                             TABLE OF CONTENTS

                                                          PAGE
INDEPENDENT AUDITORS' REPORT                               F-1
BALANCE SHEET - ASSETS                                     F-2
BALANCE SHEET - LIABILITIES AND SHAREHOLDER'S EQUITY       F-3
STATEMENT OF OPERATIONS                                    F-4
STATEMENT OF STOCKHOLDERS' EQUITY                          F-5
STATEMENT OF CASH FLOWS                                    F-6
NOTES TO FINANCIAL STATEMENTS                              F-7-8

James E. Slayton, CPA

2858 WEST MARKET STREET
SUITE C
AKRON, OHIO 44333
1-330-864-3553

                           INDEPENDENT AUDITORS'REPORT
                           ---------------------------


Board of Directors
MyFreeBingoGame.com, Inc. (The Company)
Las Vegas, Nevada 89109

August 14, 2000

I have audited the Balance Sheet of MyFreeBingoGame.com, Inc. (A Development Stage Company), as of June 30, 2000, and the related Statements of Operations, Stockholders' Equity and Cash Flows for the period March 20, 1997 (Date of Inception) to June 30, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MyFreeBingoGame.com, Inc., (A Development Stage Company), as of June 30, 2000, and the results of its operations and cash flows for the period March 20, 1997 (Date of Inception) to June 30, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and has not generated significant revenues from planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3.
The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

James E. Slayton, CPA
Ohio License ID# 04-1-15582

                        MyFreeBingoGame.com, Inc.
                       (A Development Stage Company)
                               BALANCE SHEET
                                  AS AT
                                June 30, 2000
                                   ASSETS


ASSETS

CURRENT ASSETS
Cash                                                   185.00
                                                    ---------
Total Current Assets                                   185.00

PROPERTY AND EQUIPMENT

Property and Equipment(net of depreciation)         69,893.00
                                                   ----------
Total Property and Equipment                        69,893.00

OTHER ASSETS
                                                   ----------
TOTAL ASSETS                                       $70,078.00
                                                   ==========


                See accompanying notes to financial statements

                          MyFreeBingoGame.com, Inc.
                        (A Development Stage Company)
                                 BALANCE SHEET
                                     AS AT
                                  June 30, 2000

                             LIABILITIES & EQUITY

CURRENT LIABILITIES

Accounts Payable                                    $    0.00
                                                    ---------

Total Current Liabilities                                0.00

OTHER LIABILITIES

Other Liabilities                                        0.00
                                                    ---------
Total Other Liabilities                                  0.00
                                                    ---------
Total Liabilities                                        0.00

EQUITY

Common Stock, $0.001 par value,
authorized 300,000,000 shares;                       6,685.00
issued and outstanding at
June 30, 2000, 6,685,100 common shares

Preferred Stock, $0.001 par value,
authorized 50,000000 shares; none issued

Additional Paid in Capital                         256,615.00

Donated Capital                                         50.00

Retained Earnings
  (Deficit accumulated during development stage)  (193,272.00)
                                                  ------------
Total Stockholders' Equity                          70,078.00
                                                  -----------
TOTAL LIABILITIES & OWNER'S EQUITY                $ 70,078.00
                                                  ===========

               See accompanying notes to financial statements

                          MyFreeBingoGame.com, Inc.
                    (A Development Stage Company)
                        STATEMENT OF OPERATIONS
                               FOR PERIOD
             March 20, 1997 (Date of Inception) to June 30, 2000


REVENUE


Services                                                  0.00

COSTS AND EXPENSES

General and Administrative                          136,726.00
Advertising Expense                                  41,950.00
Depreciation Expense                                 14,596.00
                                                   -----------
Total Costs and Expenses                            193,272.00
                                                    ----------
Net Income or (Loss)                               (193,272.00)
                                                   ============
Basic earnings per share
number of common
shares outstanding                                   6,685,100

Net Loss
Per Share                                                -0.03

             See accompanying notes to financial statements

                                  F-4



                            MyFreeBingoGame.com, Inc.
                       (A Development Stage Company)
               STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                FOR PERIOD
                 March 20, 1997 (Date of Inception) to June 30, 2000



STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                                       Deficit
                                                       Accumulated  Total
                                   Additional          during       Share-
                   Common Stock     paid-in   Donated  development  holder's
                  Shares  Amount    capital   Capital  stage        Equity

March 20, 1997    1,000,100  1,000.00                                1,000.00

July 1, 1999
Bank Account
Opening Costs
Donated                                        50.00                    50.00

July 23, 1999
Furniture and
Equipment, Costs
exchanged for
stock             5,500,000  5,500.00  71,800.00                    77,300.00

June 30, 2000
504 Offering
Cash                185,000   185.00      185,815.00               185,000.00

Net loss

March 20,1997
(Inception) to
June 30, 2000                                        (193,272.00) (193,272.00)
                --------------------------------------------------------------
Balances as at
June 30, 2000     6,685,100   $6,698.00  $71,800.00  ($193,272.00) $70,078.00
                =============================================================


                  See accompanying notes to financial statements

                             MyFreeBingoGame.com, Inc.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                                   FOR PERIOD
              March 20, 1997 (Date of Inception) to June 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income or (Loss)                                (193,272.00)
Depreciation expense                                  14,616.00
Increase (decrease) in payables
   and accrued liabilities                                 0.00
Organization costs exchanged for common stock          1,000.00

Net cash flow provided by operating activities      (177,656.00)

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of fixed assets                            7,159.00

Net cash used by investing activities                 (7,159.00)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of Capital Stock                            185,000.00
Cash paid for organizational costs

Net cash provided by financing activities            185,000.00

Balance at beginning of period                             0.00
Net increase (decrease) in cash                          185.00


           See accompanying notes to financial statements

                             MyFreeBingoGame.com, Inc.
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS


NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

The Company was organized March 20, 1997 (Date of Inception) under the laws of the State of Nevada, as BuckTV.com, Inc. In March of 1999, The Company amended its name to BK.com, Inc. In June of 1999, the Company amended its name to MyFreeBingoGame.com, Inc. (the Company) has no operations and in accordance with SFAS #7, the Company is considered a development stage company. The Company is authorized to issue 300,000,000 shares of $.001 par value Common Stock and

On August 24, 1999, the company completed a private placement, 185,000 shares of its $.001 par value stock was issued for cash at $1.00 per share.

There have been no other issuances of Common Stock.

NOTE 2 - ACCOUNTING POLICIES AND PROCEDURES

Accounting policies and procedures have not been determined except as follows:

1. The Company uses the accrual method of accounting.

2. The cost of organization, $1,000.00 was expense when incurred.

3. Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.

4. The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid since inception.

5. The cost of equipment is depreciated over the estimated useful life of the equipment utilizing the straight line method of depreciation. The amount of depreciation recorded during this period was $14,616.00.

6. The Company experienced losses for its first operating period March 20, 1997 (Date of inception) to June 30, 2000. The Company will review its need for a provision for federal income tax after each operating quarter and each period for which a statement of operations is issued. The net operating losses of $193,272.00 will begin to expire in 2013. The Company did not record any deferred tax benefits as management deemed it less than likely that the benefits would be utilized. The Company has adopted the provisions of FAS 109.

7. The Company has adopted December 31 as its fiscal year end.

8. The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions which affect the reported amounts of assets and liabilities as at the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

                             MyFreeBingoGame.com, Inc.
                            (A Development Stage Company)
                            NOTES TO FINANCIAL STATEMENTS

NOTE 2 - ACCOUNTING POLICIES AND PROCEDURES - CONTINUED

9. The Company records its inventory at cost.

10. The Company's Statement of Cash Flows is reported utilizing cash (currency on hand and demand deposits) and cash equivalents( short-term, highly liquid investments). The Company did not have any cash equivalents at the balance sheet date.

NOTE 3 - GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not generated significant revenues from its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to raise additional capital through a debt or a private placement.

NOTE 4 - RELATED PARTY TRANSACTION

Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5 - WARRANTS AND OPTIONS

There are no warrants or options outstanding to acquire any additional shares of common stock.

NOTE 7 - SUBSEQUENT EVENTS

MyFreeBingoGame.com, Inc. sold the name BuckTV.com and all intellectual property rights to use, market, and develop Buck TV.com, Inc. including trademarks, tax identification numbers, and caricatures to a related party for 2,500,000 shares of common 144 restricted stock in Oleramma, Inc. at the time of the transfer the stock was trading on an average of $.27.

James E. Slayton, CPA

2858 WEST MARKET STREET
SUITE C
AKRON, OHIO 44333

To Whom It May Concern:

August 14, 2000

The firm of James E. Slayton, Certified Public Accountant consents to the inclusion of my report of June 30, 2000, on the Financial Statements of MyFreeBingoGame.com, Inc. from the inception date of March 20, 1997 through June 30, 2000, in any filings that are necessary now or in the near future to be riled with the U. S. Securities and Exchange Commission.

Professionally,

/s/ James E. Slayton, CPA
-------------------------
James E. Slayton, CPA
Ohio License ID # 04-1-15582

Item 8.  CHANGE IN FISCAL YEAR.

Not applicable.

Item 9.  REGULATION S OFFERINGS.

Not applicable.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BuckTV.com, Inc.

By:  /s/ Richard Lindberg
---------------------------
Richard Lindberg, President

Date: September 12, 2000

Exhibit "A"

                             ASSET PURCHASE AGREEMENT
                             ------------------------


This Asset Purchase Agreement (the "Agreement") is made and entered into by and between BUCKTV.com, Inc., a Nevada corporation ("Seller") and Oleramma, Inc., a Nevada corporation ("Buyer").

RECITALS

A. Seller is the owner of property and concepts with hard to define face value which has been mutually and freely negotiated as worth 2,500,000 shares of Oleramma, Inc. common 144 restricted stock.

B. Buyer desires to purchase and acquire from Seller its ownership in this property, and Seller desires to transfer and convey the same to Buyer, in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, and on the terms and subject to the conditions herein set forth, the parties hereby agree as follows:

ARTICLE I

Definitions

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 Closing. "Closing" shall mean the closing of the transaction contemplated by this Agreement, which shall occur at 1:00 p.m., Pacific Daylight Time, on the Closing Date in the offices of BUCKTV.com, Inc., or at such other time and place as shall be mutually agreed in writing by the parties hereto.

1.2 Closing Date. "Closing Date" shall mean the date of the completion of the audit unless otherwise mutually agreed in writing by the parties hereto.

ARTICLE II

Purchase and Sale

2.1 Sale and Purchase of Assets. Subject to and upon the terms and conditions contained herein, at the Closing, Seller shall sell, transfer, assign, convey, and deliver to Buyer, free and clear of all liens, claims and encumbrances, and Buyer shall purchase, accept and acquire from Seller ownership of all assets enumerated in Exhibit "A" attached hereto and incorporated herein.

2.2 Purchase Price. The total purchase price for this property will be 2,500,000 common 144 restricted shares of Oleramma, Inc. stock payable by Buyer to Seller in stock of Oleramma, Inc.

2.3  Instruments of Transfer; Further Assurances.

property.

(a) At the Closing, Seller shall transfer to Buyer good and marketable title to the said

(b) At the Closing, Buyer shall deliver to Seller such instrument or instruments as shall be necessary or appropriate, as Seller shall reasonably request.

ARTICLE III

Representations and Warranties of Buyer

Buyer represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

3.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with all the requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

3.2 Authorization and Validity. The execution, delivery and performance by Buyer of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby, have been duly authorized by Buyer. This Agreement and each other agreement contemplated hereby have been or will be prior to Closing duly executed and delivered by Buyer and constitute or will constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

3.3 No Violation. Neither the execution and performance of this Agreement r the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Buyer or any agreement, indenture or other instrument under which Buyer is bound, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Buyer or the properties or assets of Buyer.

3.4 Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Buyer.

ARTICLE IV

Representations and Warranties of Seller

Seller represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

4.1 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with all the requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

4.2 Authorization and Validity. The execution, delivery and performance by Seller of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby, have been duly authorized by Seller. This Agreement and each other agreement contemplated hereby have been or will be prior to Closing duly executed and delivered by Seller and constitute or will constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

4.3 Title. Seller has good and marketable title to the properties which are the subject of this Agreement. Upon consummation of the transactions contemplated hereby, Buyer shall receive good, valid and marketable titles to the properties free and clear of all hens, claims, and encumbrances.

4.4 Commitments. Except as set forth, Seller shall not entered into, nor is the subject property of Seller bound by, whether or not in writing, any
(i) partnership or joint venture agreement; (ii) deed of trust or other security agreement; (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond; (iv) employment, consulting or compensation agreement or arrangement including the election or retention in office of any director or officer; (v) labor or collective bargaining agreement; (vi) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent to another; (vii) deed or other document evidencing an interest in or contract to purchase or sell real property; (viii) agreement with dealers or sales or commission agents, public relations or advertising agencies, accountants or attorneys; (ix) lease of real or personal property, whether as lessor, lessee, sublessor, or sublessee; (x) agreement relating to any material matter or transition in which an interest is held by a person or entity which is an affiliate of Seller; (xi) powers of attorney; or (xii) contracts containing noncompetition covenants.

4.5 Adverse Agreements. Seller is not a party to any agreement of instrument or subject to any charter or other limited liability company restriction or any judgment, order, writ, injunction, decree, rule or regulation which materially and adversely affects or, so far as Seller can now foresee, may in the future materially and adversely affect the business operations, prospects, properties, assets or condition, financial or otherwise, of Seller.

4.6 No Violation. Neither the execution and performance of this Agreement or the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a breach of the terms, conditions and provisions of, or agreement, indenture or other instrument wx1er which Buyer is bound, or
(b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Seller or the properties or assets of Seller,

4.7 Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Seller.

4.8 Compliance with Laws. There are no existing violations by Seller of any applicable federal, state or local law or regulation, except to the extent that any such violations would not have a material adverse effect on the property or business of Seller.

4.9 Accuracy of Information Furnished. All information furnished to Buyer by Seller is true, correct and complete in all material respects. Such information states all material facts required to be stated therein or necessary to make the statements therein, in fight of the circumstances under which such statements are made, true, correct and complete.

4.10 Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

ARTICLE V

Termination

5.1 Termination for Cause. This Agreement may be terminated prior to Closing upon notice to the other party at any time by a party if any representation or warranty of the other party contained in this Agreement or in any certificate or other document executed and delivered by one party to the other is or becomes untrue or breached in any material respect or if one party fMs to comply in any material respect with any covenant or agreement contained herein, and any such misrepresentation, breach or noncompliance is not cured, waived, or eliminated before Closing.

5.2 Termination Without Cause. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time without further obligation or liability on the part of any party in favor of any other by mutual consent of Buyer and Seller.

ARTICLE VI

Miscellaneous Provisions

6.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by Buyer and Seller.

6.2  Waiver of Compliance; Consents.

6.2.1 Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of ssuch condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, or agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

6.2.2 Whenever this Agreement requires or permits consent by or on behalf f any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above,

6.3 Notices. All Notices, requests, demands and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by (i) hand; (ii) reliable overnight delivery service; or (iii) facsimile transmission.

If to Buyer, to: Oleramma, Inc., 1520 Gold Dust Las Vegas, NV 89119

If to Seller, to: BUCKTV.com, Inc., 5085 List Drive, Suite 201, Colorado Springs, CO 80919

6.4 Titles and Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

6.5 Entire Agreement, This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

6.6 Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

6.7 Attorneys' Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

6.8 Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day that is not a Saturday, Sunday or legal holiday.

6.9 Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

6.10 Governing Law. TFUS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEVADA. TBE PARTIES AGREE THAT ANY LITIGATION RELATING DIRECTLY OR. INDIRECTLY TO THIS AGREEMENT MUST BE BROUGHT BEFORE
AND DETERMNED BY A COURT OF COWETENT JURISDICTION WITHIN THE STATE OF NEVADA.

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6.11  Arbitration. If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of this Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof

6.12 Presumption. This Agreement or any Section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

6.13 Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

6.14 Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

6.15 Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected hereby.

6.16 Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures as it reasonably considers are required by law or necessary to obtain financing. In the event that the transactions contemplated by this Agreement are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any confidential information they may have concerning the affairs of other parties, except for information which is required by law to be disclosed. Confidential information includes, but is not limited to, financial records, surveys, reports, plans, proposals, financial information, information relating to personnel contracts, stock ownership, liabilities and litigation.

6.17 Costs, Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees), except as set forth in the Escrow Agreement.

6.18 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effecting during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid and unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in nature in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

6.19 Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, facsimile signatures shall be treated as originals until such time that applicable pages bearing non-facsimile signatures are obtained from the relevant party or parties.

6.20 Continuing Nature. All representations and warranties contained in this Agreement shall survive the Closing for a period of two (2) years and, if applicable, all covenants, which, according to their terms are to be performed after the execution of this Agreement, shall survive the Closing for a period of two (2) years.

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IN WITNESS WHEREOF, the parties hereto have set their hands to approve this Asset Purchase Agreement.

t

Oleramma, Inc.                                 BUCKTV.com, Inc.
A Nevada Corporation                           A Nevada Corporation


by:  L. E.Hunter                               by:  Bry Behrmann
     ----------------------------------        ------------------------
     Chairman of the Board of Directors        Bry Behrmann
                                               Its:  Secretary

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                                  ADDENDUM
                                  --------


Items sold by Seller and purchased by Buyer:

1. The name BuckTV.com, Inc. and all intellectual property rights to use, market, and develop BuckTV.com, Inc. including trademarks, tax identification numbers, and caricatures.

2.  The BuckTV.com, Inc. Website and Internet addresses.

The marketing concept of BuckTV.com as outlined in the BuckTV Executive Summary, including live, real time, Internet auctions and marketing - static stores and live auctions and live radio and TV promotions -- Internet, cable, and satellite transmissions.

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Exhibit "B"

LETTER OF INTENT

COMES NOW the Board of Directors of Oleramma ("OLRM"), a Nevada corporation, and hereby enter into a Letter of Intent with BuckTV.com, Inc., regarding the acquisition of BuckTV.com, Inc. property (i.e., the name "BuckTV.com, Inc., the real time, live, interactive marketing concept, the web site for BuckTV.com, Inc. and copyrights patents, and trademarks for BuckTV.com) by Oleramma, Inc. This acquisition shall be by way of stock exchange of Oleramma stock for BuckTV.com, Inc. stock, calculated at the following ratio:

One share of Oleramma common stock for one share of OLRM for 90.24528 shares of BuckTV.com, Inc. stock.

It is also agreed that this fraction will be rounded up to bring each shareholder to a whole number of shares.

This exchange of Oleramma stock for BuckTV.com stock and this Letter of Intent is subject to receipt of an audited financial statement in a timely manner from BuckTV.com, Inc., which will be submitted to Oleramma on or before September 1, 2000.


/s/ L. E. Hunter, Director
--------------------------
Oleramma, Inc.


/s/ Bry Behrmann, Director
--------------------------
BuckTV.com, Inc.

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